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                                                                Exhibit 10.2.3.e

                             SIXTH ADDENDUM TO LEASE
                             -----------------------

                            THE WATERFORD BUILDING AT
                            -------------------------
                              3875 EMBASSY PARKWAY
                              --------------------

         This Sixth Addendum to Lease (hereinafter referred to as the "Addendum")is made and entered into as of this day of March, 1998, by and between JOHN D. DELLAGNESE III, hereinafter referred to as "Lessor", and TELXON CORPORATION, hereinafter referred to as "Lessee". Reference is made to that certain "Standard Office Lease (Modified Net Lease)" dated July 19, 1995, which, together with the Attachments, Exhibits, and Addendum of such lease, together with four additional Addendum to Lease documents, are collectively referred to as the "Lease". In the event of a conflict between the terms of the Lease and the terms of this Addendum, the terms of this Addendum shall control.

         This Addendum is made necessary because Lessee is vacating all of its premises located on the second floor of The Waterford Building (the "Building").

         In consideration of the mutual undertaking of the parties, as hereinafter set forth, it is agreed to by and between the parties as follows:

         1. On or before April 1, 1998, Lessee will completely vacate all of the space which it is presently leasing on the second floor of the Building and surrender such space to Lessor, and space will no longer be a part of the premises described in the Lease.

         2. In consideration of the foregoing, on or before April 1, 1998, Lessee shall pay to Lessor a one time cancellation fee of $28,461.13.

         3. As a result of the above, as of April 1, 1998, and thereafter, Lessee's premises in the Building will consist of approximately 44,827 rentable square feet; the annual base rent for such premises shall be $748,526.26 per year, payable in equal monthly installments of $62,377.19 per month, on the first day of each month, in advance; and Lessee's Share, per Section 4(e) of the Lease for said premises shall be 48.24%. The state of affairs described herein shall begin on April 1, 1998 and shall end at midnight on February 28th, 2001, which is the termination date of such Lease.



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         IN WITNESS WHEREOF, the parties have set their hands on the dates hereinafter noted.

Signed and acknowledged                                       LESSOR:
in the presence of:                                           ------


/s/ Deborah L. Zushin
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Signature
         Deborah L. Zushin
         ------------------------------
         Printed Name                             /s/ John D. Dellagnese III
                                                  -----------------------------
                                                      John D. Dellagnese III

/s/ Beverly J. Goss
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Signature                                        Date:         5-20-98
         Beverly J. Goss                              -------------------------
         ------------------------------
         Printed Name


STATE OF OHIO, COUNTY OF SUMMIT, SS:

         The foregoing instrument was acknowledged before me this 20th day of May, 1998, by John D. Dellagnese, III.


/s/ Regina M. Shaw                      My Commission Expires:  May 28, 2002
--------------------------                                      ------------
    Notary Public


Signed and acknowledged                   LESSEE:
in the presence of:                       ------

                                          TELXON CORPORATION
/s/ Ed Rain
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Signature
         Ed Rain                          By:/s/ Dennis K. Oleksuk
         ------------------------------      ----------------------------------
         Printed Name
                                          Its: Sr. Director, Corporate Services
/s/ Walter L. Mullett                         ---------------------------------
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Signature                                 Date:         5/19/98
         Walter L. Mullett                      -------------------------------
         ------------------------------
         Printed Name


STATE OF OHIO, COUNTY OF SUMMIT, SS:

         The foregoing instrument was acknowledged before me this 19th day of May, 1998, by DENNIS K. OLEKSUK, as SR. DIR., CORPORATE SERVICES of Telxon Corporation, a corporation, on behalf thereof.

/s/ Sandra Hendrickson                     My Commission Expires:    8/28/99
--------------------------------------                            -------------
      Notary Public